UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024 (May 9, 2024)

RUNWAY GROWTH FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 281-6270

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market LLC
7.50% Notes due 2027	RWAYL	Nasdaq Global Select Market LLC
8.00% Notes due 2027	RWAYZ	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On May 9, 2024, Runway Growth Finance Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Runway Growth Capital LLC (the “Adviser”), OCM Growth Holdings, LLC (the “Selling Stockholder”), and Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., and UBS Securities LLC (the “Underwriters”), as representatives of the several underwriters named in Schedule I thereto, in connection with the sale of 3,750,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) by the Selling Stockholder. The Underwriters may also purchase from the Selling Stockholder up to an additional 562,500 Shares pursuant to an overallotment option as described in the Underwriting Agreement.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company, the Adviser, and the Selling Stockholder. It also provides for customary indemnification by each of the Company, the Adviser, the Selling Stockholder, and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The offering by the Selling Stockholder was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-274352) previously filed with the Securities and Exchange Commission (the “SEC”), as supplemented by a preliminary prospectus supplement dated May 9, 2024 and a final prospectus supplement dated May 9, 2024. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in their entirety by reference to the full text of the Underwriting Agreement filed as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
No.
1.1	Underwriting Agreement, dated May 9, 2024, by and among the Company, Runway Growth Capital LLC, OCM Growth Holdings LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC, and UBS Securities LLC, as representatives of the several underwriters named in Schedule I thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary